UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 9, 2005
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                             LCC INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)



           Delaware                       0-21213             54-1807038
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 (State or other jurisdiction           (Commission          (IRS Employer
       of incorporation)               File Number)     Identification Number)



    7925 Jones Branch Drive, McLean, VA                       22102
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   (Address of principal executive offices)                (Zip Code)



      (Registrant's telephone number, including area code): (703) 873-2000
                                                            --------------


                                 Not applicable
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02.  Results of Operations and Financial Condition.

On May 9, 2005, LCC International, Inc. (the "Company") issued a press release announcing the Company's earnings for the first quarter ended March 31, 2005. A copy of the release is furnished with this report as an exhibit to this Form 8-K.


Item 9.01 Financial Statements and Exhibits.

(c) Exhibits 99.1 Press Release, dated May 9, 2005

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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          LCC INTERNATIONAL, INC.


Date:  May 9, 2005        By:    /s/ Peter A. Deliso
                              ---------------------------------------
                               Peter A. Deliso
                               Interim-Chief Executive Officer
                               Vice President, General Counsel and Secretary


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                                  EXHIBIT INDEX

Exhibit No. Description
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99.1        Press Release dated May 9, 2005, issued by LCC International, Inc.